UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Legg Mason Partners Variable Portfolios I, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2006

Legg Mason Partners

Variable Small Cap Growth Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Small Cap Growth Portfolio

Annual Report  •  December 31, 2006

What’s

Inside

Fund Objective

The Fund seeks long-term growth of capital. This objective may be changed without shareholder approval.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)i increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

After treading water during the first half of 2006, stocks rallied sharply and generated strong results during the second half of the reporting period. Early in the year, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Indexiv returned 15.78% during the 12 months ended December 31, 2006.

Looking at the market more closely, from an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valuev and Russell 3000 Growthvi Indexes returning 22.34% and 9.46%,

Legg Mason Partners Variable Small Cap Growth Portfolio         I

respectively. In terms of market capitalizations, small-cap stocks outperformed their large- and mid-cap counterparts during the year, with the Russell 2000vii, Russell 1000viii and Russell MidCapix Indexes returning 18.37%, 15.46%, and 15.26%, respectively. However, excluding the returns in January, when small-cap stocks soared, large-caps outperformed during the year. Over the last 11 months of 2006, the Russell 1000 Index gained 12.31% versus 8.63% for the Russell 2000 Index. With the economy slowing, investors were drawn to more defensive, large-cap companies.x

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Portfolio’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Portfolio remained the same immediately prior to and immediately after the date of these changes but have been replaced effective February 12, 2007. ClearBridge has appointed Jeffrey J. Russell and Aram E. Green as portfolio managers of the Portfolio. Messrs. Russell and Green are primarily responsible for the day-to-day operations of the Portfolio and have the ultimate authority to make portfolio decisions. They work with a team of sector analysts who are responsible for stock selection in one or more industries. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

The Portfolio was formerly know as Salomon Brothers Variable Small Cap Growth Fund.

Information About Your Portfolio

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading,

II         Legg Mason Partners Variable Small Cap Growth Portfolio

fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 12, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vi	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[x]	Source: Russell Investment group, 1/07

Legg Mason Partners Variable Small Cap Growth Portfolio         III

Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. After a weak first half of the year, the U.S. stock market rallied sharply and generated strong returns in 2006. The stock market’s early woes were due to a variety of factors. These included the Federal Reserve Board (“Fed”)i continuing to raise short-term interest rates, record high oil prices, the cooling housing market, and concerns about the future direction of the economy and corporate profits. However, many of these issues soon lifted as oil prices fell sharply, the Fed paused from raising interest rates after its June meeting, and corporate profits continued to surprise on the upside.

For the year as a whole, the S&P 500 Indexii rose 15.78%, its best performance since 2003. The market’s gains were broad in scope. All 10 sectors in the S&P 500 Index posted positive returns during the year, led by telecommunications services and energy. In contrast, healthcare and information technology (“IT”) lagged the overall market. Looking at the reporting period as a whole, small-cap stocks, as measured by the Russell 2000 Indexiii , returned a strong 18.37%. Within the small-cap universe, value stocks significantly outperformed their growth counterparts, as the Russell 2000 Valueiv and Russell 2000 Growth Indicesv returned 23.48% and 13.35%, respectively.

Performance Update

For the 12 months ended December 31, 2006, Class I shares of the Legg Mason Partners Variable Small Cap Growth Portfolio1 returned 12.77%. The Portfolio outperformed the Lipper Variable Small-Cap Growth Funds Category Average2 which increased 11.12%. The Portfolio’s unmanaged benchmarks, the Russell 2000 Growth Index and Russell 2000 Index, returned 13.35% and 18.37%, respectively, for the same period.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 106 funds in the Fund’s Lipper category.

Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report         1

Performance Snapshot as of December 31, 2006 (unaudited)

	6 Months	12 Months

Variable Small Cap Growth Portfolio[1] — Class I Shares	9.87%	12.77%

Russell 2000 Growth Index	6.86%	13.35%

Russell 2000 Index	9.38%	18.37%

Lipper Variable Small Cap Growth Funds Category Average	5.60%	11.12%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Returns assume the reinvestment of all distributions, if any, at net asset value and the deduction of all Portfolio expenses. Class II shares returned 9.40% over the six months ended December 31, 2006. Class II shares returned 11.97% over the twelve months ended December 31, 2006.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, if any, calculated among the 109 funds for the six-month period and among the 106 funds for the 12-month period in the Portfolio’s Lipper category.

Q. What were the most significant factors affecting Portfolio performance?

What were the leading contributors to performance?

A. During the reporting period, the Portfolio’s holdings in the consumer discretionary, telecommunication service and IT sectors generated the best relative results. In terms of individual stocks, the largest contributor to performance during the year was American Tower Corp. Its primary business is leasing antenna space on communications towers to wireless service providers and radio and television companies. American Tower Corp. has benefited from the rapid growth of the cellular industry and the sharp increase in the transmission of wireless data. Other stocks that were large contributors to performance included Sabre Holdings Corp. and Ctrip.com International, Ltd. Sabre Holdings Corp. has the leading global travel distribution system in the U.S. It is engaged in travel commerce, marketing travel products and providing distribution and technology solutions for the travel industry. The company is perhaps best known for its travel website travelocity.com. This stock rose sharply due to the global consolidation of the industry and it was purchased during the year by a private equity firm. Ctrip.com International is an internet company that is a leading provider of independent travel in China. Domestic travel in China has risen sharply in conjunction with rising consumer income among the Chinese people.

What were the leading detractors from performance?

A. Stock selection in the consumer staples, energy and healthcare sectors were the largest detractors to performance versus the Russell 2000 Growth Index. CV

2         Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report

Therapeutics Inc. was the leading detractor to performance during the period. This biopharmaceutical company’s shares fell sharply due to issues surrounding the clinical trial of its product Ranexa, which is used in the treatment of angina.

The second largest detractor to performance was Openwave Systems Inc. The company provides software and services to mobile and wireline operators, broadband service providers, and handset manufacturers. During the reporting period, the company did not meet its earning guidance due to delays in customer orders for its software systems. The third largest detractor was Jupitermedia Corp., a global provider of digital images, original online information and research for IT, business and creative professionals. The company’s shares declined due to competitive pressures and increased pricing competition.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were no significant changes made to the investment approach used to manage the Portfolio. However, we did adjust the Portfolio’s sector positioning during the period by reducing its weighting in healthcare and increasing its exposure in information technology stocks. This was based on our view that technology stocks offered the most attractive risk-reward characteristics in the market.

Thank you for your investment in the Legg Mason Partners Variable Small Cap Growth Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

ClearBridge Advisors, LLC

February 12, 2007

Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: American Tower Corp. (3.0%), Sabre Holdings Corp. (2.9%), ECI Telecom Ltd. (2.8%), R.H. Donnelley Corp. (2.7%), ADC Telecommunications Inc. (2.6%), TEKELEC Inc. (2.6%), 3COM Corp. (2.3%), ITC Holdings Corp. (2.2%), Sohu.com Inc. (2.1%) and SINA Corp. (2.1%). Please refer to pages 10 through 14 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Information Technology (35.4%), Consumer Discretionary (12.6%), Health Care (11.7%), Industrials (10.6%) and Financials (6.7%). The Portfolio’s composition is subject to change at any time.

RISKS: Investments in small capitalization companies may involve a higher degree of risk and volatility than investments in larger more established companies. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[v]	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

4         Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class I	9.87%	$1,000.00	$1,098.70	0.84%	$4.44

Class II	9.40	1,000.00	1,094.00	1.75	9.24

(1)	For the six months ended December 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class I	5.00%	$1,000.00	$1,020.97	0.84%	$4.28

Class II	5.00	1,000.00	1,016.38	1.75	8.89

(1)	For the six months ended December 31, 2006.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)	Class I	Class II
Twelve Months Ended 12/31/06	12.77%	11.97%

Five Years Ended 12/31/06	5.77	N/A

Inception* through 12/31/06	8.09	12.84

Cumulative Total Return(1) (unaudited)
Class I (Inception* through 12/31/06)		74.33%

Class II (Inception* through 12/31/06)		16.10

(1)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class I and II shares are November 8, 1999 and October 6, 2005, respectively.

8         Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report

Historical Performance (unaudited)

$10,000 Invested in Class I Shares of the Legg Mason Partners Variable Small Cap Growth Portfolio vs. the Russell 2000 Index and the Russell 2000 Growth Index† (November 8, 1999 - December 31, 2006)

†	Hypothetical illustration of $10,000 invested in Class I shares on November 8, 1999, (inception date). It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The Russell 2000 Index is comprised of 2,000 of the smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report         9

Schedule of Investments (December 31, 2006)

LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 96.6%
CONSUMER DISCRETIONARY — 12.6%
Hotels, Restaurants & Leisure — 4.5%
6,800	Ctrip.com International Ltd., ADR	$424,864
37,700	Melco PBL Entertainment (Macau) Ltd., ADR*	801,502
21,500	PF Chang’s China Bistro Inc.*	825,170
19,560	Station Casinos Inc.	1,597,465

	Total Hotels, Restaurants & Leisure	3,649,001

Internet & Catalog Retail — 0.9%
31,000	Gmarket Inc., ADR*	742,760

Leisure Equipment & Products — 1.3%
24,740	Marvel Entertainment Inc.*	665,754
9,500	Pool Corp.	372,115

	Total Leisure Equipment & Products	1,037,869

Media — 2.6%
34,400	R.H. Donnelley Corp.	2,157,912

Specialty Retail — 3.3%
28,350	Men’s Wearhouse Inc.	1,084,671
106,200	Pier 1 Imports Inc.	631,890
41,400	Urban Outfitters Inc.*	953,442

	Total Specialty Retail	2,670,003

	TOTAL CONSUMER DISCRETIONARY	10,257,545

CONSUMER STAPLES — 2.4%
Food & Staples Retailing — 0.8%
18,300	United Natural Foods Inc.*	657,336

Personal Products — 1.6%
38,400	Elizabeth Arden Inc.*	731,520
28,500	Nu Skin Enterprises Inc., Class A Shares	519,555

	Total Personal Products	1,251,075

	TOTAL CONSUMER STAPLES	1,908,411

ENERGY — 5.2%
Energy Equipment & Services — 3.2%
10,800	CARBO Ceramics Inc.	403,596
97,300	Input/Output Inc.*	1,326,199
27,700	Key Energy Services Inc.*	433,505
27,800	North American Energy Partners Inc.*	452,584

	Total Energy Equipment & Services	2,615,884

See Notes to Financial Statements.

10         Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 2.0%
9,200	Cheniere Energy Inc.*	$265,604
77,700	Gasco Energy Inc.*	190,365
10,300	GMX Resources Inc.*	365,650
17,400	OPTI Canada Inc.*	295,325
18,600	Range Resources Corp.	510,756

	Total Oil, Gas & Consumable Fuels	1,627,700

	TOTAL ENERGY	4,243,584

FINANCIALS — 6.7%
Capital Markets — 0.9%
6,705	Affiliated Managers Group Inc.*	704,897

Commercial Banks — 1.3%
11,920	Cullen/Frost Bankers Inc.	665,374
10,800	East-West Bancorp Inc.	382,536

	Total Commercial Banks	1,047,910

Consumer Finance — 1.2%
37,000	Nelnet Inc., Class A Shares*	1,012,320

Insurance — 0.7%
30,100	Universal American Financial Corp.*	561,064

Real Estate Investment Trusts (REITs) — 2.6%
5,490	Alexandria Real Estate Equities Inc.	551,196
8,100	Global Signal Inc.	426,627
17,260	Gramercy Capital Corp.	533,161
8,640	PS Business Parks Inc.	610,935

	Total Real Estate Investment Trusts (REITs)	2,121,919

	TOTAL FINANCIALS	5,448,110

HEALTH CARE — 11.7%
Biotechnology — 5.0%
15,600	Alexion Pharmaceuticals Inc.*	630,084
42,900	Arena Pharmaceuticals Inc.*	553,839
40,940	ARIAD Pharmaceuticals Inc.*	210,431
65,000	BioMarin Pharmaceutical Inc.*	1,065,350
2,760	Infinity Pharmaceuticals Inc.*	34,362
45,300	NPS Pharmaceuticals Inc.*	205,209
62,230	Senomyx Inc.*	808,368
13,600	Vertex Pharmaceuticals Inc.*	508,912

	Total Biotechnology	4,016,555

Health Care Equipment & Supplies — 1.9%
17,394	Advanced Medical Optics Inc.*	612,269
21,750	DJ Orthopedics Inc.*	931,335

	Total Health Care Equipment & Supplies	1,543,604

See Notes to Financial Statements.

Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report         11

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Health Care Providers & Services — 3.1%
25,300	Health Net Inc.*	$1,231,098
23,100	LifePoint Hospitals Inc.*	778,470
10,800	Manor Care Inc.	506,736

	Total Health Care Providers & Services	2,516,304

Life Sciences Tools & Services — 0.9%
47,100	Nektar Therapeutics*	716,391

Pharmaceuticals — 0.8%
24,900	Endo Pharmaceuticals Holdings Inc.*	686,742

	TOTAL HEALTH CARE	9,479,596

INDUSTRIALS — 10.6%
Aerospace & Defense — 0.9%
37,876	Orbital Sciences Corp.*	698,434

Building Products — 0.7%
10,900	NCI Building Systems Inc.*	564,075

Commercial Services & Supplies — 1.6%
35,000	Herman Miller Inc.	1,272,600

Electrical Equipment — 1.1%
79,200	Solarfun Power Holdings Co., Ltd., ADR*	925,848

Machinery — 4.1%
29,900	AGCO Corp.*	925,106
25,400	IDEX Corp.	1,204,214
37,100	Mueller Industries Inc.	1,176,070

	Total Machinery	3,305,390

Trading Companies & Distributors — 2.0%
40,680	MSC Industrial Direct Co. Inc., Class A Shares	1,592,622

Transportation Infrastructure — 0.2%
12,500	Aegean Marine Petroleum Network Inc.*	205,000

	TOTAL INDUSTRIALS	8,563,969

INFORMATION TECHNOLOGY — 35.4%
Communications Equipment — 14.3%
458,890	3Com Corp.*	1,886,038
146,900	ADC Telecommunications Inc.*	2,134,457
68,700	Andrew Corp.*	702,801
23,820	China GrenTech Corp. Ltd. ADR*	439,241
1,320	China Techfaith Wireless Communication Technology Ltd.*	14,229
263,500	ECI Telecom Ltd.*	2,281,910
353,590	Extreme Networks Inc.*	1,481,542
22,100	NETGEAR Inc.*	580,125
140,600	Tekelec*	2,085,098

	Total Communications Equipment	11,605,441

See Notes to Financial Statements.

12         Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Computers & Peripherals — 3.6%
43,110	Avid Technology Inc.*	$1,606,278
49,272	Electronics for Imaging Inc.*	1,309,650

	Total Computers & Peripherals	2,915,928

Electronic Equipment & Instruments — 0.7%
7,200	Mettler-Toledo International Inc.*	567,720

Internet Software & Services — 7.6%
5,000	Baidu.com Inc., ADR*	563,600
60,600	Digitas Inc.*	812,646
59,100	SINA Corp.*	1,696,170
34,730	SkillSoft PLC, ADR*	215,673
72,200	Sohu.com Inc.*	1,732,800
156,610	webMethods Inc.*	1,152,650

	Total Internet Software & Services	6,173,539

IT Services — 3.8%
74,000	Sabre Holdings Corp., Class A Shares	2,359,860
23,400	Wright Express Corp.*	729,378

	Total IT Services	3,089,238

Semiconductors & Semiconductor Equipment — 1.3%
97,700	Genesis Microchip Inc.*	990,678
2,800	Trina Solar Ltd., ADR*	52,920

	Total Semiconductors & Semiconductor Equipment	1,043,598

Software — 4.1%
41,900	Blackboard Inc.*	1,258,676
52,000	Corel Corp.*	702,000
20,600	Take-Two Interactive Software Inc.*	365,856
110,240	TIBCO Software Inc.*	1,040,666

	Total Software	3,367,198

	TOTAL INFORMATION TECHNOLOGY	28,762,662

MATERIALS — 4.0%
Chemicals — 2.0%
16,360	Minerals Technologies Inc.	961,804
22,640	Valspar Corp.	625,770

	Total Chemicals	1,587,574

Metals & Mining — 2.0%
13,100	Claymont Steel Holdings Inc.*	240,909
43,940	Compass Minerals International Inc.	1,386,746

	Total Metals & Mining	1,627,655

	TOTAL MATERIALS	3,215,229

See Notes to Financial Statements.

Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report         13

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

TELECOMMUNICATION SERVICES — 5.4%
Diversified Telecommunication Services — 1.3%
106,910	Cincinnati Bell Inc.*	$488,579
38,300	Citizens Communications Co.	550,371

	Total Diversified Telecommunication Services	1,038,950

Wireless Telecommunication Services — 4.1%
64,473	American Tower Corp., Class A Shares*	2,403,553
103,300	Dobson Communications Corp., Class A Shares*	899,743

	Total Wireless Telecommunication Services	3,303,296

	TOTAL TELECOMMUNICATION SERVICES	4,342,246

UTILITIES — 2.6%
Electric Utilities — 2.2%
45,100	ITC Holdings Corp.	1,799,490

Independent Power Producers & Energy Traders — 0.4%
9,000	Ormat Technologies Inc.	331,380

	TOTAL UTILITIES	2,130,870

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $65,794,963)	78,352,222

Face Amount
SHORT-TERM INVESTMENT — 3.4%
Repurchase Agreement — 3.4%
$2,771,000	Interest in $373,105,000 joint tri-party repurchase agreement dated 12/29/06 with Morgan Stanley, 5.250% due 1/3/07; Proceeds at maturity — $2,773,021; (Fully collateralized by various U.S. government agency obligations, 3.500% to 6.500% due 1/1/09 to 9/1/33; Market value — $2,826,420) (Cost — $2,771,000)	2,771,000

	TOTAL INVESTMENTS — 100.0% (Cost — $68,565,963#)	81,123,222
	Other Assets in Excess of Liabilities — 0.0%	24,350

	TOTAL NET ASSETS — 100.0%	$81,147,572

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $68,837,762.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

14         Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at value (Cost — $68,565,963)	$81,123,222
Cash	865
Receivable for securities sold	523,668
Dividends and interest receivable	20,894
Receivable for Fund shares sold	13,159
Receivable from manager	1,165
Prepaid expenses	1,314

Total Assets	81,684,287

LIABILITIES:
Payable for securities purchased	196,414
Payable for Fund shares repurchased	177,863
Investment management fee payable	57,972
Directors’ fees payable	3,200
Distribution fees payable	716
Accrued expenses	100,550

Total Liabilities	536,715

Total Net Assets	$81,147,572

NET ASSETS:
Par value (Note 7)	$5,535
Paid-in capital in excess of par value	67,760,270
Overdistributed net investment income	(125,642)
Accumulated net realized gain on investments	950,150
Net unrealized appreciation on investments	12,557,259

Total Net Assets	$81,147,572

Shares Outstanding:
Class I	5,306,236

Class II	229,257

Net Asset Value:
Class I	$14.66

Class II	$14.54

See Notes to Financial Statements.

Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report         15

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Dividends	$431,161
Interest	192,990
Less: Foreign taxes withheld	(519)

Total Investment Income	623,632

EXPENSES:
Investment management fee (Note 2)	595,767
Shareholder reports (Note 5)	95,631
Restructuring and reorganization fees (Note 11)	46,333
Legal fees	40,480
Audit and tax	28,672
Directors’ fees	14,277
Custody fees	5,685
Distribution fees (Note 5)	4,878
Insurance	1,518
Transfer agent fees (Note 5)	563
Miscellaneous expenses	14,003

Total Expenses	847,807
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(23,827)

Net Expenses	823,980

Net Investment Loss	(200,348)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	5,623,836
Change in Net Unrealized Appreciation/Depreciation From Investments	3,423,143

Net Gain on Investments	9,046,979

Increase in Net Assets From Operations	$8,846,631

See Notes to Financial Statements.

16         Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005
OPERATIONS:
Net investment loss	$(200,348)	$(57,615)
Net realized gain	5,623,836	3,804,957
Change in net unrealized appreciation/depreciation	3,423,143	(322,496)

Increase in Net Assets From Operations	8,846,631	3,424,846

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net realized gains	(3,845,347)	(5,687,527)

Decrease in Net Assets From Distributions to Shareholders	(3,845,347)	(5,687,527)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	15,562,187	9,872,523
Reinvestment of distributions	3,845,347	5,687,527
Cost of shares repurchased	(16,100,435)	(6,808,243)

Increase in Net Assets From Fund Share Transactions	3,307,099	8,751,807

Increase in Net Assets	8,308,383	6,489,126
NET ASSETS:
Beginning of year	72,839,189	66,350,063

End of year*	$81,147,572	$72,839,189

* Includes (overdistributed) undistributed net investment income of:	$(125,642)	$4,851

See Notes to Financial Statements.

Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report         17

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class I Shares	2006(1)		2005(1)	2004		2003(1)		2002
Net Asset Value, Beginning of Year	$13.64		$14.09	$12.25		$8.22		$12.59

Income (Loss) From Operations:
Net investment loss	(0.03)		(0.01)	(0.00	)(2)	(0.06)		(0.04)
Net realized and unrealized gain (loss)	1.78		0.70	1.84		4.09		(4.33)

Total Income (Loss) From Operations	1.75		0.69	1.84		4.03		(4.37)

Less Distributions From:
Net realized gains	(0.73)		(1.14)	—		—		—

Total Distributions	(0.73)		(1.14)	—		—		—

Net Asset Value, End of Year	$14.66		$13.64	$14.09		$12.25		$8.22

Total Return(3)	12.77%		4.89%	15.02%		49.03	%(4)	(34.71)%

Net Assets, End of Year (000s)	$77,815		$72,690	$66,350		$42,035		$16,047

Ratios to Average Net Assets:
Gross expenses	1.02	%†	0.97%	1.03%		1.26%		1.30%
Net expenses(5)	1.02	(6)†	0.97	1.03		1.26		1.30
Net investment income (loss)	(0.23)		(0.09)	0.01		(0.58)		(0.47)

Portfolio Turnover Rate	96%		116%	129%		147%		78%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(4)	0.12% of the Fund’s total return resulted from advisory reimbursements as a result of investments not meeting the investment policy of the Fund.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extra ordinary expenses, of Class I shares will not exceed 1.50%.

(6)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.96% and 0.96%, respectively (Note 11).

See Notes to Financial Statements.

18         Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class II Shares(1)	2006		2005(2)
Net Asset Value, Beginning of Year	$13.63		$13.97

Income (Loss) From Operations:
Net investment loss	(0.15)		(0.02)
Net realized and unrealized gain	1.79		0.54

Total Income From Operations	1.64		0.52

Less Distributions From:
Net realized gains	(0.73)		(0.86)

Total Distributions	(0.73)		(0.86)

Net Asset Value, End of Year	$14.54		$13.63

Total Return(3)	11.97%		3.69%

Net Assets, End of Year (000s)	$3,333		$149

Ratios to Average Net Assets:
Gross expenses	2.92	%†	1.37	%(4)
Net expenses(5)	1.84	(6)†	1.37	(4)
Net investment loss	(1.04)		(0.60	)(4)

Portfolio Turnover Rate	96%		116%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period October 6, 2005 (inception date) to December 31, 2005.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class II shares will not exceed 1.75%.

(6)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.83% and 1.75%, respectively (Note 11).

See Notes to Financial Statements.

Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report         19

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Variable Small Cap Growth Portfolio (formerly known as Salomon Brothers Variable Small Cap Growth Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Variable Portfolios I, Inc. (formerly known as Salomon Brothers Variable Series Funds Inc) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest

20         Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Undistributed Realized Gains	Paid-in Capital
(a)	$43,389	$(865)	$(42,524)
(b)	26,466	(26,466)	—

(a)	Reclassifications are primarily due to a tax net operating loss, distributions paid in connection with the redemption of Fund shares and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to book/tax differences in the treatment of passive foreign investment companies and a tax net operating loss which offsets short-term capital gains for tax purposes.

Additionally, during the current period, the Fund’s accumulated realized gain and cost of investments have been reduced by $2,107 as a result of return of capital distributions paid by REITs. These adjustments have no effect on net assets or asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006 Salomon Brothers Asset Management Inc. (“SBAM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report         21

Notes to Financial Statements (continued)

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes but has been replaced effective February 12, 2007. ClearBridge has appointed Jeffrey J. Russell and Aram E. Green as portfolio managers of the Fund. Messrs. Russell and Green are primarily responsible for overseeing the day-to-day operations of the Fund and have the ultimate authority to make portfolio decision. They work with a team of sector analysts who are responsible for stock selection in one or more industries. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the net management fee that it receives from the Fund.

During the year ended December 31, 2006, the Fund had voluntary expense limitations in place of 1.50% for Class I shares and 1.75% for Class II shares.

During the year ended December 31, 2006, SBAM and LMPFA waived a portion of its investment management fee in the amount of $21,048. In addition, during the year ended December 31, 2006, the Fund was reimbursed for expenses in the amount of $2,779.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$72,733,635

Sales	73,142,220

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,379,079
Gross unrealized depreciation	(2,093,619)

Net unrealized appreciation	$12,285,460

4.	Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line

22         Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2006, the commitment fee allocated to the Fund was $5,555. Since the line of credit was established, there have been no borrowings.

Effective November 17, 2006, the line of credit was terminated.

5. Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class I	—	$175	$61,383
Class II	$4,878	388	34,248

Total	$4,878	$563	$95,631

6.	Distributions to Shareholders by Class

	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Realized Gains
Class I	$3,683,374	$5,678,767
Class II	161,973	8,760

Total	$3,845,347	$5,687,527

7.	Capital Shares

At December 31, 2006, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each were as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class I
Shares sold	761,442	$11,133,942	701,391	$9,717,867
Shares issued on reinvestment	249,382	3,683,374	411,032	5,678,767
Shares repurchased	(1,034,005)	(14,752,303)	(491,247)	(6,801,216)

Net Increase (Decrease)	(23,181)	$65,013	621,176	$8,595,418

Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report         23

Notes to Financial Statements (continued)

	Year Ended December 31, 2006		Year Ended December 31, 2005*
	Shares	Amount	Shares	Amount
Class II
Shares sold	301,247	$4,428,245	10,745	$154,656
Shares issued on reinvestment	11,056	161,973	639	8,760
Shares repurchased	(93,953)	(1,348,132)	(477)	(7,027)

Net Increase	218,350	$3,242,086	10,907	$156,389

*	For the period October 6, 2005 (inception date) to December 31, 2005.

8.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$1,000,003	$1,800,003
Net long-term capital gains	2,845,344	3,887,524

Total Taxable Distributions	$3,845,347	$5,687,527

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$878,507
Undistributed long-term capital gains — net	214,902

Total undistributed earnings	$1,093,409
Other book/tax temporary differences(a)	2,898
Unrealized appreciation/(depreciation)(b)	12,285,460

Total Accumulated Earnings/(Losses) — Net	$13,381,767

(a)

Other book/tax temporary differences are attributable primarily to the book/tax differences in the treatment of distributions from real estate investment trusts and the differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent

24         Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Affected Funds’ does not believe that this matter will have a material adverse effect on the Affected Funds.

Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report         25

Notes to Financial Statements (continued)

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Special Shareholder Meeting and Reorganization.

The Board and the shareholders of the Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio (the “Acquired Fund”) and the Board of the Fund have approved an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and the assumption of all the liabilities of the Acquired Fund, in exchange for shares of the Fund. It is expected that the reorganization will occur on or about April 30, 2007.

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must

26         Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report         27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Variable Portfolios I, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Small Cap Growth Portfolio (formerly Salomon Brothers Variable Small Cap Growth Fund), a series of Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Funds Inc), as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period December 31, 2004 ended were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Small Cap Growth Portfolio as of December 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 21, 2007

28         Legg Mason Partners Variable Small Cap Growth Portfolio 2006 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Variable Small Cap Growth Portfolio (formerly known as Salomon Brothers Variable Small Cap Growth Fund) (the “Fund”) are managed under the direction of the Board of Directors of Legg Mason Partners Variable Portfolios I, Inc. (formerly known as Salomon Brothers Variable Series Funds Inc) (“Company”). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	37	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1946	Director	Since 1998	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb c/o Jay Gerken 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Director	Since 2002	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consultant); formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Legg Mason Partners Variable Small Cap Growth Portfolio         29

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Jeswald W. Salacuse c/o Jay Gerken 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law; formerly, Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Advisors.

Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Adviser, Inc. (from 2002 to 2005)	162	None

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

30         Legg Mason Partners Variable Small Cap Growth Portfolio

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance of Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

John Chiota Legg Mason 300 First Stamford Place, 4th Floor, Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003): Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Variable Small Cap Growth Portfolio         31

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions as to the following proposals: (1) elect Board Members and (2) Revise Fundamental Investment Policies.

Proposal 1: Election of Board Members†

Nominees	Votes For	Authority Withheld	Abstentions
Paul R. Ades	64,709,967.850	1,305,481.081	0.000
Andrew L. Breech	64,737,763.514	1,278,045.417	0.000
Dwight B. Crane	64,720,339.063	1,295,469.868	0.000
Robert M. Frayn, Jr.	64,679,716.228	1,336,092.703	0.000
Frank G. Hubbard	64,725,950.417	1,289,858.514	0.000
Howard J. Johnson	64,658,954.128	1,356,854.803	0.000
David E. Maryatt	64,756,817.922	1,258,991.009	0.000
Jerome H. Miller	64,635,304.483	1,380,504.448	0.000
Ken Miller	64,745,957.175	1,269,851.756	0.000
John J. Murphy	64,676,372.337	1,339,436.594	0.000
Thomas F. Schlafly	64,739,023.148	1,276,785.783	0.000
Jerry A. Viscione	64,708,330.698	1,307,478.233	0.000
R. Jay Gerken, CFA	64,589,947.400	1,425,861.531	0.000

†	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Proposal 2: Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions
Borrowing Money	4,998,268.476	123,874.171	255,437.839
Underwriting	5,030,637.325	94,254.499	252,688.662
Lending	5,003,305.160	136,690.648	237,584.678
Issuing Senior Securities	5,014,170.791	135,851.500	227,558.195
Real Estate	5,029,821.686	118,666.538	229,092.262
Commodities	5,012,255.112	96,736.637	268,588.737
Concentration	5,008,307.959	102,013.682	267,258.845
Diversification	5,040,964.886	82,241.637	254,373.963
Investment in other investment companies	5,016,742.107	109,427.212	251,411.167

32         Legg Mason Partners Variable Small Cap Growth Portfolio

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2006:

Record Date:	12/26/2006
Payable Date:	12/27/2006

Dividends Qualifying for the Dividends Received Deduction for Corporations	18.75%

Long-Term Capital Gain Dividend	$0.537871

Please retain this information for your records.

Legg Mason Partners Variable Small Cap Growth Portfolio         33

Legg Mason Partners Variable Small Cap Growth Portfolio

DIRECTORS Carol L. Colman Daniel P. Cronin Leslie H. Gelb R. Jay Gerken, CFA Chairman William R. Hutchinson Riordan Roett Jeswald W. Salacuse

INVESTMENT MANAGER

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Market Inc.

Legg Mason Investors Services, LLC

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Small Cap Growth Portfolio and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

©2007 Legg Mason

Investor Services, LLC

Member NASD, SIPC

FD04119 2/07	SR07-271

Legg Mason Partners Variable Small Cap Growth Portfolio

The Fund is a separate investment fund of the Legg Mason Partners Variable Portfolios I, Inc, a Maryland corporation.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $155,500 in 2005 performed by PwC and $153,000 in 2006 performed by KPMG.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $26,285 in 2005 and $0 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Portfolio I, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $26,183 in 2005 performed by PwC and $44,435 in 2006 performed by PwC and KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d)	There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Variable Portfolio I, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Variable Portfolio I, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f)	N/A

(g)	All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Legg Mason Partners Variable Portfolio I, Inc., requiring pre-approval by the Audit Committee for the year ended December 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Legg Mason Partners Variable Portfolio I, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Variable Portfolio I, Inc. during the reporting period was $2.7 million for the year ended December 31, 2005.

Non-audit fees billed by KPMG for services rendered to Legg Mason Partners Variable Portfolio I, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Variable Portfolio I, Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2005 and December 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h)	Yes. The Legg Mason Partners Variable Portfolio I, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Portfolio I, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Portfolios I, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: March 9, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: March 9, 2007